Exhibit 10.12(i)

SILICON VALLEY CA-I, LLC,

a Delaware limited liability company,

Landlord,

and

TELEGENT SYSTEMS USA, INC.,

a Delaware corporation

Tenant

i

TABLE OF CONTENTS

(continued)

		page

39.	RECORDATION	21

40.	HAZARDOUS MATERIALS	21

41.	OPTION TO RENEW	23

42.	MONUMENT SIGN	24

43.	LETTER OF CREDIT	25

44.	LIMITATION OF LANDLORD’S LIABILITY	27

EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 – SITE PLAN

EXHIBIT B – INITIAL ALTERATIONS

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

EXHIBIT D – RULES AND REGULATIONS

EXHIBIT E – EARLY POSSESSION AGREEMENT

EXHIBIT F – HAZARDOUS MATERIALS QUESTIONNAIRE

EXHIBIT G – FORM OF LETTER OF CREDIT

EXHIBIT H – FORM OF GUARANTY

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ii

SILICON VALLEY PORTFOLIO LEASE

REFERENCE PAGES

BUILDING:	470 Potrero Avenue Sunnyvale, California

LANDLORD:	SILICON VALLEY CA-I, LLC, a Delaware limited liability company

LANDLORD’S ADDRESS:	Silicon Valley CA-I, LLC c/o RREEF Management Company 3303 Octavius Drive Santa Clara, California 95054

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	Silicon Valley CA-I, LLC Department 2083 P.O. Box 39000 San Francisco, California 94139

LEASE REFERENCE DATE:	August 21, 2007

TENANT:	TELEGENT SYSTEMS USA, INC., a Delaware corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	470 Potrero Avenue Sunnyvale, California

(b) Prior to beginning. of Term (if different):	455 W. Maude Avenue Suite 220 Sunnyvale, California 94085

PREMISES ADDRESS:	470 Potrero Avenue Sunnyvale, California

PREMISES RENTABLE AREA:	Approximately 30,648 sq. ft. (for outline of Premises see Exhibit A)

USE:	Research and development of semiconductors, and related office use

SCHEDULED COMMENCEMENT DATE:	October 1, 2007

TERM OF LEASE:	Approximately thirty-nine (39) months beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	The last day of the thirty-ninth (39th) full calendar month after (if the Commencement Month is not a full calendar month), or from and including (if the Commencement Month is a full calendar month), the Commencement Month, which is estimated to be December 31, 2010.

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iii

ANNUAL RENT and MONTHLY INSTALLMENT OF

RENT (Article 3):

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
from	through
Month 1	Month 12	30,648	$13.20	$404,553.60	$33,712.80	*
Month 13	Month 24	30,648	$13.80	$422,942.40	$35,245.20
Month 25	Month 36	30,648	$14.40	$441,331.20	$36,777.60
Month 37	Month 39	30,648	$15.00	$459,720.00	$38,310.00

*	Monthly Installment of Rent for the first three (3) calendar months of the initial Term is subject to abatement pursuant to Section 3.3 of the Lease.

INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4):	$9,807.36

TENANT’S PROPORTIONATE SHARE:	52.67%

SECURITY DEPOSIT:	None

GUARANTOR:	Telegent Systems, lnc., a Cayman Islands company (“Guarantor”). Concurrent with Tenant’s execution and delivery of this Lease, Tenant shall cause Guarantor to execute and deliver to Landlord a Guaranty in the form attached hereto as Exhibit H.

ASSIGNMENT/SUBLETTING FEE:	$1,000.00

PARKING:	106 spaces at no additional charge during the Term (See Article on Parking)

REAL ESTATE BROKER:	Cornish & Carey Commercial, representing both Landlord and Tenant

TENANT’S SIC CODE:	367400

AMORTIZATION RATE:	N/A

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. The Lease includes Exhibits A through H, all of which are made a part of the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have entered into the Lease as of the Lease Reference Date set forth above.

LANDLORD:			TENANT:

SILICON VALLEY CA-I, LLC, a Delaware limited liability company			TELEGENT SYSTEMS USA, INC., a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent

By:	/s/ James H. Ida		By:	/s/ WEIJIE YUN

Name:	James H. Ida		Name:	WEIJIE YUN

Title:	Vice President District Manager		Title:	CEO

Dated:	8/23	, 2007	Dated:	Aug. 22	, 2007

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-I. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or unreasonably disturb them, or allow the Premises to be used for any improper, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall, at its sole cost and expense, promptly comply with all federal, state and city laws, codes, ordinances, rules and regulations (collectively “Regulations”) that relate to the “Base Building” (defined below), but only to the extent such obligations are triggered by Tenant’s use of the Premises, other than for general office use, or Alterations or improvements in the Premises performed or requested by Tenant. “Base Building” shall include the structural portions of the Building and the Building mechanical, electrical and plumbing systems that exclusively service the Premises. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Regulations. In addition, Tenant shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively, “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively, “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2 or Article 40 below. Prior to Tenant (and at least ten (10) days prior to any assignee or any subtenant of Tenant), taking possession of any part of the Premises, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which Tenant desires to Handle on, in, under or about the Premises or Building during the Term by executing and delivering to Landlord a “Hazardous Materials Questionnaire”, in the form attached hereto as Exhibit F (as updated and modified by Landlord, from time to time). Tenant’s disclosure obligations under this Section 1.2 shall include a requirement that, to the extent any information contained in a Hazardous Materials Questionnaire previously delivered by Tenant shall become inaccurate in any material respect, Tenant shall immediately deliver to Landlord a new updated Hazardous Materials Questionnaire. Landlord shall review and approve or disapprove Tenant’s use of the Hazardous Materials disclosed in Tenant’s completed Hazardous Materials Questionnaire within a reasonable time period following Landlord’s receipt thereof. Pursuant to California Health & Safety Code Section 25359.7, Landlord hereby notifies Tenant that Landlord knows or has reasonable cause to believe that a release of Hazardous Materials has come to be located on or beneath the property on which the Building lies.

1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord’s rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant’s Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

2. TERM.

2.1 The Term of this Lease shall begin on the date (“Commencement Date”) that Landlord shall tender possession of the Premises to Tenant with the Initial Alterations Substantially Completed (as such terms are defined in Exhibit B attached hereto), and shall terminate on the date as shown on the Reference Pages as the Termination Date based on the actual Commencement Date (“Termination Date”), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease Substantially Completed, subject to any Tenant Delays (defined below). Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Landlord shall make commercially reasonable efforts to complete the punch list items within thirty (30) days following the Commencement Date. Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto (which memorandum may be marked with any reasonable corrections, if necessary), setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so or dispute the facts contained therein within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date set forth on the Reference Pages for any reason, Landlord shall not be liable for any damage resulting from such inability, but except to the extent such delay is the result of a Tenant Delay, Tenant shall not be liable for any rent until the time when Landlord delivers possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that the actual Commencement Date shall be postponed until the date that Landlord delivers possession of the Premises to Tenant, except to the extent that such delay is arising from or related to the acts or omissions of Tenant or any Tenant Entities, including, without limitation as a result of: (a) Tenant’s failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant’s change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing only if and to the extent of any actual delay caused thereby, a “Tenant Delay”). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay. In the event that the Commencement Date has not occurred by December 1, 2007, then Tenant shall receive one (1) day rent abatement for each day of delay.

2.3 Subject to the terms of this Section 2.3 and provided that this Lease and the Early Possession Agreement (as defined below) have been fully executed by all parties and Tenant has delivered all prepaid rental, the Letter of Credit, and insurance certificates required hereunder, Landlord grants Tenant the right to enter the Premises, at Tenant’s sole risk, on the date that this Lease is properly executed and delivered by Tenant and all prepaid rental, certificates of insurance, and Letter of Credits required under this Lease are delivered to Landlord, solely for the purpose of installing telecommunications and data cabling, equipment, furnishings and other personalty, and any other reasonable tasks to ready the Premises for Tenant’s occupancy (but expressly excluding commencing Tenant’s business operations therein). Such possession prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay Monthly Installment of Rent or Tenant’s Proportionate Share of Expenses and Taxes with respect to the period of time prior to the Commencement Date during which Tenant occupies the Premises solely for such purposes. However, Tenant shall be liable for any utilities or special services provided to Tenant during such period at Tenant’s request. Notwithstanding the foregoing, if Tenant takes possession of the Premises before the Commencement Date for any purpose other than as expressly provided in this Section, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Monthly Installment of Rent, Tenant’s Proportionate Share of Expenses and Taxes, and any other charges payable hereunder to Landlord for each day of possession before the Commencement Date. Said early possession shall not advance the Termination Date. Landlord may withdraw such permission to enter the Premises prior to the Commencement Date at any time that Landlord reasonably determines that such entry by Tenant is causing a dangerous situation for Landlord, Tenant or their respective contractors or employees, or if Landlord reasonably determines that such entry by Tenant is hampering or otherwise preventing Landlord from proceeding with the completion of the Initial Alterations described in Exhibit B at the earliest possible date. As a condition to any early entry by Tenant pursuant to this

Section 2.3, Tenant shall execute and deliver to Landlord an early possession agreement (the “Early Possession Agreement”) in the form attached hereto as Exhibit E provided by Landlord setting forth the actual date for early possession and the date for the commencement of payment of Monthly Installment of Rent.

2.4 Notwithstanding the foregoing, if the Commencement Date has not occurred on or before the Required Completion Date (defined below), Tenant, as its sole remedy, may terminate this Lease by giving Landlord written notice of termination on or before the earlier to occur of: (a) five (5) business days after the Required Completion Date; and (b) the time that Landlord tenders possession of the Premises with the Initial Alterations Substantially Complete. In such event, this Lease shall be deemed null and void and of no further force and effect and Landlord shall promptly refund any prepaid rent previously advanced by Tenant under this Lease and, so long as Tenant has not previously defaulted under any of its obligations under Exhibit B, the parties hereto shall have no further responsibilities or obligations to each other with respect to this Lease. The “Required Completion Date” shall mean February 29, 2008. Landlord and Tenant acknowledge and agree that: (i) the determination of the Commencement Date shall take into consideration the effect of any Tenant Delays; and (ii) the Required Completion Date shall be postponed by the number of days the Commencement Date is delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of Landlord.

3. RENT.

3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, except as expressly provided herein, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord’s notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) six percent (6%) of the unpaid rent or other payment; provided, however, that the foregoing late charge shall not apply to the first such late payment in any twelve (12) month period of the Term of this Lease or any extension thereto until following written notice to Tenant and the expiration of five (5) days thereafter without cure. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

3.3 Notwithstanding anything in this Lease to the contrary, so long as Tenant is not in default under this Lease, Tenant shall be entitled to an abatement of Monthly Installment of Rent with respect to the Premises, as originally described in this Lease, in the amount of $101,138.40 (the “Abated Monthly Installment of Rent”) for the first three (3) full calendar months of the Term (the “Abated Rent Period”). If Tenant defaults under this Lease at any time during the Abated Rent Period and fails to cure such default within any applicable cure period under this Lease, then all Abated Monthly Installment of Rent shall immediately become due and payable. Only Monthly Installment of Rent shall be abated pursuant to this Section, as more particularly described herein, and Tenant’s Proportionate Share of Expenses and Taxes all other rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.

4. RENT ADJUSTMENTS.

4.1 For the purpose of this Article 4, the following terms are defined as follows:

4.1.1 Lease Year: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

4.1.2 Expenses: All actual, reasonable and non-capital (except as provided herein) costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees not to exceed four percent (4%) of the Building revenues; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any Regulations which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs.

The following items are also excluded from Expenses and in no event shall Tenant have any obligation to perform, pay directly or reimburse Landlord for any of the following except to the extent expressly provided herein:

(a)	Any costs, fines, penalties or interest resulting from the negligence or willful misconduct of the Landlord or its agents, contractors, or employees.

(b)	Fines, costs or penalties incurred as a result and to the extent of a violation by Landlord or other tenants of the Building of any applicable Regulations.

(c)	Any depreciation, or reserve or any rental under any ground or underlying lease.

(d)	Attorney’s fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Building.

(e)	The cost or expense of any services or benefits provided generally to other tenants in the Building and not provided or available to Tenant.

(f)	Any expenses for which Landlord has received actual reimbursement (other than through Expenses).

(g)	Penalties, interest and other costs incurred by Landlord in connection with Landlord’s failure to comply with conditions, covenants and restrictions applicable to the Building.

(h)	Principal payments of mortgage of Landlord.

(i)	Interest (except as provided in this Lease for the amortization of capital improvements and except to the extent incurred as a result of any act or omission of Tenant).

(j)	Executive salaries for personnel above the level of vice president; provided that if any employee performs services in connection with the Building and other buildings, costs associated with such employee may be proportionately included in Expenses based on the percentage of time such employee spends in connection with the operation, maintenance and management of the Building.

(k)	All costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the common areas of the Building).

(I)	Any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Materials existing as of the date of this Lease in or about the Building or common area, except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Building or common area.

(m)	Sums paid to subsidiaries or other affiliates of Landlord for services on or to the Building and/or Premises, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience.

(n)	Damage or repairs attributable to fire or other casualty to the extent Landlord receives insurance proceeds.

(o)	Any capital improvement costs, except as specifically provided in Section 4.1.2.

(p)	Landlord’s general overhead expenses not related to the operation of the Building, including organizational and accounting expenses associated with the creation and operation of the entity which constitutes Landlord, including accounting fees.

(q)	Costs incurred by Landlord in connection with the correction of defects in design and original construction of the Building.

(r)	The cost of complying with any Regulations in effect (and interpreted and enforced) on the date of this Lease, provided that if any portion of the Building that was in compliance with all applicable Regulations on the date of this Lease becomes out of compliance due to normal wear and tear, the cost of bringing such portion of the Building into compliance shall be included in Expenses unless otherwise excluded pursuant to the terms hereof.

(s)	All items (including repairs) and services for which other tenants are required to reimburse Landlord (other than through Expenses), which may include, without limitation, charges for above standard HVAC use by specific tenants or occupants of the Building.

(t)	Cost of repairs or other work to the extent Landlord is reimbursed by insurance (or would have been reimbursed by insurance had Landlord carried the insurance required to be carried by Landlord under this Lease) or condemnation proceeds.

(u)	costs incurred in connection with the sale, financing or refinancing of the Building, including brokerage commissions, attorneys’ and accountants’ fees, closing costs, title insurance premiums and interest charges.

4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28. If an assessment of Taxes is payable in installments, regardless of whether Landlord pays such amount in one lump sum or elects to pay in installments, Taxes shall include the amount of the installment and any interest due and payable over the time period of installments are paid or would have been paid had Landlord elected to pay such Taxes in installments.

4.2 Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within ninety (90) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord’s determination of Expenses within one hundred twenty (120) days after receipt, or if any such objection fails to state with specificity (if known) the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4 Prior to the actual determination of Expenses for a Lease Year, Landlord may from time to time estimate Tenant’s liability for Expenses under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay additional rent in the amount of such estimate. Any such estimate pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5 When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments of Expenses to be made by Tenant under this Article 4 first, and then credit the remaining difference against the then next due payment of Monthly Installment of Rent, or, if this Lease has terminated, refund the difference in cash.

Landlord agrees to act in a commercially reasonable manner in incurring Expenses, taking into consideration the class and the quality of the Building. In no event shall Landlord be entitled to a reimbursement from tenants for Expenses and Taxes in excess of 100% of the costs actually paid or incurred by Landlord in any applicable calendar year.

4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default. If Tenant defaults with respect to any provision of this Lease after notice and expiration of the applicable cure period, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion is so used, Tenant shall within five (5) business days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled. Notwithstanding anything to the contrary contained herein or in Article 23 hereof, Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

6. ALTERATIONS.

6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. Landlord will not unreasonably withhold consent to alterations which are not structural in nature and do not effect the Building systems. However, Landlord’s consent shall not be required for any alterations, additions, or improvements that satisfies all of the following criteria (a “Cosmetic Alteration”): (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Building; (c) will not affect the base Building systems or structure; and (d) does not require work to be performed inside the walls or above the ceiling of the Premises. Cosmetic Alterations shall be subject to all the other provisions of this Article 6. When applying for consent to any addition, alteration or improvement, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. In addition, Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense and at Tenant’s option. If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) up to $100,000.00 and three percent (3%) in excess of $100,00.00 of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord’s demand.

6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all Regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2.

6.4 Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed alteration or improvements contains the following statement in large, bold and capped font “PURSUANT TO ARTICLE 6 OF THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT ALTERATION, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH ALTERATION TO BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, at the time Landlord gives its consent for any alterations or improvements, if it so does, Tenant shall also be notified whether or not Landlord will require that such alterations or improvements be removed upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, at the expiration or earlier termination of this Lease and otherwise in accordance with Article 26 hereof, Tenant shall be required to remove all alterations or improvements made to the Premises except for any such alterations or improvements which Landlord expressly indicates or is deemed to have indicated shall not be required to be removed from the Premises by Tenant. If Tenant’s written notice strictly complies with the foregoing and if Landlord fails to notify Tenant within twenty (20) days of Landlord’s receipt of such notice whether Tenant shall be required to remove the subject alterations or improvements at the expiration or earlier termination of this Lease, it shall be assumed that Landlord shall require the removal of the subject alterations or improvements.

7. REPAIR.

7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord (including all unexposed portions of all systems in the Premises that service the Building in general), the roof, roof covering, foundation, footings and concrete slab. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.1. Notwithstanding the foregoing, Landlord agrees that the base Building electrical, heating, ventilation and air conditioning and plumbing systems servicing the Premises shall be in good working order as of the date Landlord delivers possession of the Premises to Tenant. Except to the extent caused by the acts or omissions of

Tenant or any Tenant Entities or by any alterations or improvements performed by or on behalf of Tenant, if such systems are not in good working order as of the date possession of the Premises is delivered to Tenant and Tenant provides Landlord with notice of the same within sixty (60) days following the date Landlord delivers possession of the Premises to Tenant, Landlord shall be responsible for repairing or restoring the same. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. This Section 7.1 does not obviate or modify any of Landlord’s repair obligations set forth in the Lease.

7.2 Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting damage by fire, or other casualty, and those items for which Landlord is responsible and in compliance with all applicable Regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant’s sole expense, subject to Section 1.1 of this Lease.

7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.4 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within thirty (30) days following receipt of notice of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord reasonably shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within thirty (30) days of Landlord’s demand.

9. ASSIGNMENT AND SUBLETTING.

9.1 Except as provided herein, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, delayed or conditioned, and said restrictions shall be binding upon any and all assignees of this Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding any assignment or subletting, permitted or otherwise, so long as the Guaranty (as defined in the Reference Pages) shall be in full force and effect, the subject Guarantor shall remain directly, primarily and fully responsible and liable for its obligations under its respective Guaranty. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3 In addition to Landlord’s right to approve any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed sublease of 100% of the Premises or an assignment of this Lease to terminate this Lease effective as of the date the proposed assignment or subletting is to be effective and, in the case of a sublease (a) that would result in thirty percent (30%) or more of the Premises being subject to the sublease, or (b) a sublease for a term of more than thirty percent (30%) of the then-remaining Term of this Lease, to recapture the portion of the Premises to be sublet effective as of the date the proposed subletting is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within thirty (30) days following Landlord’s receipt of Tenant’s written notice as required above. However, if Tenant notifies Landlord, within five (5) business days after receipt of Landlord’s termination notice, that Tenant is rescinding its proposed assignment or sublease, the termination notice shall be void and this Lease shall continue in full force and effect. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant’s notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant’s own cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant. Landlord’s right to recapture the Premises as provided in this Section 9.3 shall not apply to an assignment of the Lease to a Permitted Transferee (defined below). Without limiting the foregoing, no assignment or subletting by Tenant, permitted or otherwise, shall relieve any Guarantor of this Lease of any liability under it respective Guaranty.

9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section. “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions, attorneys fees and tenant improvements in connection with such sublease, assignment or other transfer.

9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured monetary or material default of Tenant, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements (other than those needed to separately demise the sublet space so long as the same does not trigger additional compliance requirements and further so long as the same is paid for solely by Tenant); or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s reasonable costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.7 If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment. Notwithstanding anything to the contrary contained in this Lease, the transfer of outstanding capital stock or other listed equity interests, or the purchase outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, by persons or parties other than “insiders” within the meaning of the Securities Exchange Act of 1934, as amended, through the “over-the-counter” market or any recognized national or international securities exchange shall not be included in determining whether control has been transferred.

9.8 So long as Tenant is not entering into the Permitted Transfer (as defined below) for the purpose of avoiding or otherwise circumventing the remaining terms of this Article 9, Tenant may assign its entire interest under this Lease or sublet the Premises, without the consent of Landlord, to (a) an affiliate, subsidiary, or parent of Tenant, or a corporation, partnership or other legal entity wholly owned by Tenant (collectively, an “Affiliated Party”), or (b) a successor to Tenant by purchase, merger, consolidation or reorganization, provided that all of the following conditions are satisfied (each such transfer a “Permitted Transfer” and any such assignee or sublessee of a Permitted Transfer, a “Permitted Transferee”): (i) Tenant is not in default under this Lease after notice and expiration of cure period; (ii) the Permitted Use does not allow the Premises to be used for retail purposes; (iii) Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of the proposed Permitted Transfer; (iv) with respect to a proposed Permitted Transfer to an Affiliated Party, Tenant continues to have a net worth equal to or greater than Tenant’s net worth at the date of this Lease; and (v) with respect to a purchase, merger, consolidation or reorganization or any Permitted Transfer which results in Tenant ceasing to exist as a separate legal entity, (A) Tenant’s successor shall own all or substantially all of the assets of Tenant, and (B) Tenant’s successor shall have a net worth which is at least equal to the greater of Tenant’s net worth at the date of this Lease or Tenant’s net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. As used herein, (1) “parent” shall mean a company which owns a majority of Tenant’s voting equity; (2) “subsidiary” shall mean an entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (3) “affiliate” shall mean an entity controlled, controlling or under common control with Tenant.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the active negligence or willful misconduct of Landlord or its agents, employees or contractors. Except to the extent caused by the active negligence or willful misconduct of Landlord or Landlord’s agents, employees or contractors, Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s actual or asserted failure to comply with any and all Regulations applicable to the condition or use of the Premises or its occupancy (subject to the provisions of this Lease); or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker’s Compensation Insurance with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2 The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

11.4 Landlord shall obtain and keep in force during the Term of this Lease: (i) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public incidental to the use of or resulting from any accident occurring in or upon the Building with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate; and (ii) a policy or policies, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises, insuring loss or damage to the Building equal to the full replacement cost of the Building, as the same shall exist from time to time. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for the cost of debris removal and reasonable amounts of coverage for the cost of complying with any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured (or otherwise required by the terms of this Lease) by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all reasonable charges jointly metered with other premises as determined by Landlord in its reasonable discretion. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be One Hundred Fifty Percent (150%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus Tenant’s Proportionate Share of Expenses and Taxes under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument.

Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and square footage of the Premises shall not be permanently reduced thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Notwithstanding the foregoing, except (i) to the extent requested by Tenant, (ii) in connection with scheduled maintenance programs, and/or (iii) in the event of an emergency, Landlord shall provide to Tenant reasonable prior notice (either written or oral) before Landlord enters the Premises to perform any repairs therein. Further, but except for entry made in connection with Tenant’s failure to perform Tenant’s obligations set forth in the Lease and further except to the extent any such damage is caused by Tenant, Tenant’s agents, employees, invitees or contractors, Landlord shall repair any damage to the Premises caused by Landlord in the course of such entry. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17. Notwithstanding the foregoing, except in emergency situations, as determined by Landlord, Landlord shall exercise reasonable efforts to perform any entry into the Premises in a manner that is reasonably designed to minimize interference with the operation of Tenant’s business in the Premises.

17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18. DEFAULT.

18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any two (2) such notices shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice. The notice required pursuant to this Section 18.1.1 shall replace rather than supplement any statutory notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute.

18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4 Tenant or the Guarantor shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

19.1 Upon the occurrence of any Event or Events of Default under this Lease, whether enumerated in Article 18 or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

19.1.1 Terminate this Lease and Tenant’s right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

19.1.1.1 The Worth at the Time of Award of the unpaid rent which had been earned at the time of termination;

19.1.1.2 The Worth at the Time of Award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could have been reasonably avoided;

19.1.1.3 The Worth at the Time of Award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could be reasonably avoided;

19.1.1.4 Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

19.1.1.5 All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

The “Worth at the Time of Award” of the amounts referred to in parts 19.1.1.1 and 19.1.1.2 above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (i) the greatest per annum rate of interest permitted from time to time under applicable law, or (ii) the Prime Rate plus 5%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the State of California. The “Worth at the Time of Award” of the amount referred to in part 19.1.1.3, above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%;

19.1.2 Employ the remedy described in California Civil Code § 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

19.1.3 Notwithstanding Landlord’s exercise of the remedy described in California Civil Code § 1951.4 in respect of an Event or Events of Default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant’s right to possession of the Premises and recover an award of damages as provided above in Section 19.1.1.

19.2 The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

19.3 TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER REGULATIONS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT’S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

19.4 No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

19.5 This Article 19 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

19.6 If more than three (3) Events of Default occur during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

19.7 If Landlord should in good faith retain counsel to enforce Landlord’s rights contained in this Lease or any covenants or obligations of Tenant hereunder, then Tenant shall pay to Landlord, upon demand, all reasonable attorneys’ fees, and all other reasonable related costs and expenses incurred in connection with such enforcement, in addition to all other amounts due hereunder. If either party participates in an action against the other party arising out of or in connection with this Lease or any covenants or obligations hereunder, then the prevailing party shall be entitled to have or recover from the other party, upon demand, all reasonable attorneys’ fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith. TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY. Tenant hereby specifically also waives notice and demand for payment of rent or other obligations, except for those notices specifically required pursuant to the terms of this Lease.

19.8 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within ten (10) business days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

20. TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1 Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2 Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4 Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY.

22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2 If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1. If Landlord has the right to terminate this Lease pursuant to this Article 22, Landlord agrees to exercise such right in a nondiscriminatory fashion among leases affecting the Building. Consideration of the following factors in arriving at its decision shall not be deemed discriminatory: Length of term remaining on the Lease, time needed to repair and restore, costs of repair and restoration not covered by insurance proceeds, Landlord’s plans to repair and restore common areas serving the Premises, Landlord’s plans for repair and restoration of the Building, and other relevant factors of Landlord’s decision as long as they are applied to Tenant in the same manner as other tenants.

22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon this Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5 Notwithstanding anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

22.7 Tenant hereby waives any and all rights under and benefits of Sections 1932(2) and 1933(4) of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term. Tenant hereby waives any and all rights under and benefits of Section 1265.130 of the California Code of Civil Procedure, or any similar or successor Regulations or other laws now or hereinafter in effect.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of

Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer or deliver any unapplied remaining portion of said security, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that, to Tenant’s knowledge, there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other reasonable and customary matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) business day period, Landlord may provide to Tenant a second written request with respect to such estoppel certificate. If Tenant fails to execute and deliver such certificate within a five (5) business day period following the date of Landlord’s second written request therefor, Landlord or Landlord’s beneficiary or agent may rely upon, for whatever purposes, such certificate as prepared on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

26.1 Tenant and Landlord shall meet for two (2) joint inspections of the Premises at a time reasonably and mutually acceptable to both Landlord and Tenant, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant’s failure to agree to schedule such joint inspections and/or participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including, without limitation, carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same condition received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such removal. Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, “Personalty”). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. Subject to Section 6.4 of this Lease, in lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RELOCATION OF TENANT. [INTENTIONALLY OMITTED]

30. PARKING.

30.1 Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, at no additional charge, the number and type of parking passes as set forth on the Reference Page of this Lease. This right to park in the Building’s parking facilities (the “Parking Facility”) shall be on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles and is subject to the following terms and conditions:

30.1.1 [Intentionally Omitted]

30.1.2 Tenant shall at all times abide by and shall cause each of the Tenant Entities to abide by any reasonable, nondiscriminatory rules and regulations (“Rules”) for use of the Parking Facility that Landlord or Landlord’s garage operator reasonably establishes from time to time, and otherwise agrees to use the Parking Facility in a safe and lawful manner. Landlord reserves the right to adopt, modify and enforce the Rules governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation. Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal from the Parking Facility.

30.1.3 Unless specified to the contrary above, the parking spaces hereunder shall be provided on a non-designated “first-come, first-served” basis. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant’s Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the operator’s reasonable control.

30.1.4 Tenant acknowledges that to the fullest extent permitted by law, Landlord shall have no liability for any damage to property or other items located in the parking areas of the Building (including without limitation, any loss or damage to tenant’s automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the Parking Facility by Tenant or any Tenant Entities whether or not such loss or damage results from Landlord’s active negligence or negligent omission. The limitation on Landlord’s liability under the preceding sentence shall not apply however to loss or damage arising directly from Landlord’s or its employees’ active negligence or willful misconduct. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Tenant and Tenant’s Parties each hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or any of Tenant’s Parties arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant agrees to look first to its insurance carrier and to require that each Tenant Entity look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or any Landlord Entities.

30.1.5 Tenant’s right to park as described in this Article and this Lease is exclusive to Tenant and shall not pass to any assignee or sublessee except for (i) any Permitted Transferee, or (ii) any assignment or sublease with the consent of Landlord and pursuant to Article 9 of this Lease.

30.1.6 In the event any surcharge or regulatory fee is at any time imposed by any governmental authority with reference to parking, Tenant shall (commencing after two (2) weeks’ notice to Tenant) pay, per parking pass, such surcharge or regulatory fee to Landlord in advance on the first day of each calendar month concurrently with the monthly installment of rent due under this Lease. Landlord will enforce any surcharge or fee in an equitable manner amongst the Building tenants.

30.2 If Tenant violates any of the terms and conditions of this Article, the operator of the Parking Facility shall have the right to remove from the Parking Facility any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such violation, without liability therefor whatsoever. In addition, Landlord shall have the right to prohibit any offending party from using the Parking Facility pursuant to this Article, and Tenant shall enforce any such prohibition. Such right to prohibit use shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

31. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant and Landlord hereby accept and agree to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, or any remeasurement of the Building; provided however that Tenant’s Proportionate Share and the Premises shall only be adjusted if any such remeasurement occurs as a result of a change in the common area that affects the load factor for the Building or if a new, formal version of the American National Standard Institute/BOMA Method of Floor Measurement for office space, as promulgated by the Building Owners and Managers Association (commonly known as BOMA ANSI-Z-65.1-1996) is issued. In the event of any such remeasurement, the Monthly Installment of Rent and Tenant’s Proportionate Share shall in no event be increased during the initial Term of this Lease solely as a result of any such remeasurement. The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses, Insurance Costs or Taxes) and subject to Landlord’s reasonable discretion.

32. TENANT’S AUTHORITY.

32.1 If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32.2 Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

33. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request and upon Landlord’s execution of Landlord’s standard confidentiality agreement with respect to the following required information, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report. Notwithstanding the foregoing, Landlord shall not request financial statements more than once in each consecutive twelve (12) month period during the Term unless (i) Tenant is in default beyond any applicable notice and cure periods, (ii) Landlord reasonably believes that there has been an adverse change in Tenant’s financial position since the last financial statement provided to Landlord, and/or (iii) requested (a) in connection with a proposed sale or transfer of the Building by Landlord, or (b) by an investor of Landlord, any Landlord Entity or any lender or proposed lender of Landlord or any Landlord Entity. At the request of Landlord from time to time, Tenant shall provide to Landlord Guarantor’s current financial statements or other information discussing financial worth of Guarantor as reasonably requested by Landlord.

34. COMMISSIONS. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment except as described on the Reference Pages. Tenant agrees to indemnify and hold Landlord and the Landlord Entities harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Lease except as described on the Reference Pages. Landlord agrees to indemnify and hold Tenant and the Tenant Entities harmless from all claims of any other brokers claiming to have represented Landlord in connection with this Lease.

35. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

36. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

37. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

38. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has delivered to Landlord the Letter of Credit required by Article 43 and has paid to Landlord the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

39. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

40. HAZARDOUS MATERIALS. The terms of this Article 40 supplement Article 1 of this Lease.

40.1 Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not Handle any Hazardous Materials on, under, or about the Premises, without Landlord’s prior written consent (which consent shall not be unreasonably withheld as long as Tenant demonstrates and documents to Landlord’s reasonable satisfaction (a) that such Hazardous Materials (i) are necessary or useful to Tenant’s business; and (ii) will be used, kept, and stored in compliance with all laws relating to any Hazardous Materials so brought or used or kept in or about the Premises; and (b) that Tenant will give all required notices concerning the presence in or on the Premises or the release of such Hazardous Materials from the Premises) provided that Tenant may handle, store, use or dispose of containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Tenant shall Handle any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises or the Building or the property upon which the Building is located (“Property”).

40.2 Tenant further agrees that Tenant will not permit any substance suspected of causing cancer or reproductive toxicity to come into contact with groundwater under the Premises or Property. Any such substance coming into contact with groundwater shall be considered a Hazardous Material.

40.3 Notwithstanding the provisions of Section 40.1, and subject to the terms and conditions hereof, Tenant may Handle Hazardous Materials, limited to the types, amounts, and use identified on Exhibit E attached hereto. Tenant hereby certifies to Landlord that the information provided by Tenant pursuant to this Article 40 is true, correct, and complete. Tenant’s business and operations, and its handling, storage, use and disposal of Hazardous Materials shall at all times comply with all Environmental Laws. Tenant shall secure and abide by all permits necessary for Tenant’s operations on the Premises. Tenant shall give or post all notices required by all Environmental Laws. If Tenant shall at any time fail to comply with this Article 40, Tenant shall immediately notify Landlord in writing of such noncompliance.

40.4 Tenant shall provide Landlord with copies of any Material Safety Data Sheets (as required by the Occupational Safety and Health Act) relating to any Hazardous Materials to be used, kept, or stored at or on the Premises, at least thirty (30) days prior to the first use, placement, or storage of such Hazardous Material on the Premises.

40.5 Tenant shall not store hazardous wastes on the Premises for more than ninety (90) days; “hazardous waste” has the meaning given it by the Resource Conservation and Recovery Act of 1976, as amended. Tenant shall not install any underground or above ground storage tanks on the Premises. Tenant shall not dispose of any Hazardous Material or solid waste on the Premises. In performing any alterations of the Premises permitted by this Lease, Tenant shall not install any Hazardous Material in the Premises without the specific written consent of Landlord.

40.6 Any increase in the premiums for necessary insurance on the Building or the Property which arises from Tenant’s use and/or storage of Hazardous Materials shall be borne solely by Tenant. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any federal, state or local governmental agency with jurisdiction.

40.7 If Landlord, in its sole discretion, reasonably believes that the Premises, the Building or the Property have become contaminated with Hazardous Materials that must be removed under the laws of the State in which the Premises is located or otherwise in breach of the provisions of this Lease, Landlord, in addition to its other rights under this Lease, may enter upon the Premises and obtain samples from the Premises, including without limitation the soil and groundwater under the Premises, for the purposes of analyzing the same to determine whether and to what extent the Premises, the Building or the Property have become so contaminated. Tenant shall reimburse Landlord for the costs of any inspection, sampling and analysis that discloses contamination for which Tenant is liable under the terms of this Lease. Tenant may not perform any sampling, testing, or drilling to locate any Hazardous Materials on the Premises without Landlord’s prior written consent.

40.8 Without limiting the above, Tenant shall reimburse, defend, indemnify and hold Landlord and the Landlord Entities harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Tenant, any Tenant Entities or Tenant’s contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this Section shall survive the expiration or any termination of this Lease. At Landlord’s option, Tenant shall perform any required or necessary investigation, repair, cleanup, or detoxification of the Premises and the Property. In such case, Landlord shall have the right, in its sole discretion, to approve all plans, consultants, and cleanup standards. Tenant shall provide Landlord on a timely basis with (a) copies of all documents, reports, and communications with governmental authorities; and (b) notice and an opportunity to attend all meetings with regulatory authorities. Tenant shall comply with all notice requirements and Landlord and Tenant agree to cooperate with governmental authorities seeking access to the Premises for purposes of sampling or inspection. No disturbance of Tenant’s use of the Premises resulting from activities conducted pursuant to this Section shall constitute an actual or constructive eviction of Tenant from the Premises. In the event that such cleanup extends beyond the termination of this Lease, Tenant’s obligation to pay rent (including additional rent and percentage rent, if any) shall continue until such cleanup is completed and any certificate of clearance or similar document has been delivered to Landlord. Rent during such holdover period shall be at market rent; if the parties are unable to agree upon the amount of such market rent, then Landlord shall have the option of (i) increasing the rent for the period of such holdover based upon the increase in the cost-of-living from the third month preceding the commencement date to the third month preceding the start of the holdover period, using such indices and assumptions and calculations as Landlord in its sole reasonable judgment shall determine are necessary; or (ii) having Landlord and Tenant each appoint a qualified MAI appraiser doing business in the area; in turn, these two independent MAI appraisers shall appoint a third MAI appraiser and the majority shall decide upon the fair market rental for Premises as of the expiration of the then current term. Landlord and Tenant shall equally share in the expense of this appraisal except that in the event the rent is found to be within fifteen percent (15%) of the original rate quoted by Landlord, then Tenant shall bear the full cost of all the appraisal process. In no event shall the rent be subject to determination or modification by any person, entity, court, or authority other than as set forth expressly herein, and in no event shall the rent for any holdover period be less than the rent due in the preceding period.

40.9 Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Landlord) during the Term (as the same may be extended), and any other period of time during which Tenant or Tenant’s Entities are in actual or constructive occupancy of the Premises; provided, however, that in no event shall Tenant be responsible for contamination of Hazardous Materials resulting from the Handling of Hazardous Material by Landlord or contractors, agents or representatives controlled by Landlord, or any condition pre-existing Tenant’s taking possession of the Premises for any purpose. Tenant shall not be liable for any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Materials existing in the Premises prior to the date Landlord tenders possession of the Premises to Tenant, including, without limitation, Hazardous Materials in the ground water or soil, except to the extent that any of the foregoing results directly or indirectly from any act or omission by Tenant or any Tenant Entity or any Hazardous Materials disturbed, distributed or exacerbated by Tenant or any Tenant Entity. For purposes of this Article 40, Tenant, not Landlord, shall have the burden to prove with reasonable and unequivocal documentation that such Hazardous Materials were in fact preexisting in the Premises prior to the date Landlord delivered possession of the Premises to Tenant. Tenant shall take reasonable precautions to prevent the contamination of the Premises with Hazardous Materials by third parties.

40.10 It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (a) the proposed assignee’s or sublessee’s anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (b) the proposed assignee or sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such assignee’s or sublessee’s actions or use of the property in question; or (c) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

40.11 Any of Tenant’s insurance insuring against claims of the type dealt with in this Article 40 shall be considered primary coverage for claims against the Property arising out of or under this Article 40.

40.12 In the event of (a) any transfer of Tenant’s interest under this Lease; or (b) the termination of this Lease, by lapse of time or otherwise, Tenant shall be solely responsible for compliance with any and all then effective federal, state or local laws concerning (i) the physical condition of the Premises, Building, or the Property; or (ii) the presence of Hazardous Materials in or on the Premises, Building, or the Property (for example, the New Jersey Environmental Cleanup Responsibility Act, the Illinois Responsible Property Transfer Act, or similar applicable state laws), including but not limited to any reporting or filing requirements imposed by such Regulations. Tenant’s duty to pay any rent and additional rent shall continue until the obligations imposed by such Regulations are satisfied in full and any certificate of clearance or similar document has been delivered to Landlord.

40.13 All consents given by Landlord pursuant to this Article 40 shall be in writing and shall be attached as amendments to this Lease. If such consents are not attached to this Lease, then such consents will be deemed withheld.

41. OPTION TO RENEW.

41.1 Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the material or monetary terms and conditions of the Lease at the time of notification or commencement after notice and the expiration of the applicable cure period, have one (1) option to renew (the “Renewal Option”) this Lease for a term of three (3) years (the “Renewal Term”), for the portion of the Premises being leased by Tenant as of the date the Renewal Term is to commence, on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions as set forth below:

41.1.1 If Tenant elects to exercise the Renewal Option, then Tenant shall provide Landlord with written notice no earlier than the date which is three hundred sixty-five (365) days prior to the expiration of the Term of this Lease but no later than the date which is two hundred seventy (270) days prior to the expiration of the Term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further right to extend or renew the Term of this Lease.

41.1.2 The Annual Rent and Monthly Installment of Rent in effect at the expiration of the then current Term of this Lease shall be changed to reflect the Prevailing Market (as defined in Section 41.1.6) rate. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than thirty (30) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its Renewal Option under this Article 41. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in the Prevailing Market rate between the time of notification and the commencement of the Renewal Term.

41.1.2.1 If Tenant and Landlord are unable to agree on a mutually acceptable rental rate for the Renewal Term not later than sixty (60) days prior to the expiration of the then current Term, then Landlord and Tenant, within five (5) days after such date, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate for the Premises during the Renewal Term (collectively referred to as the “Estimates”). If the higher of such Estimates is not more than one hundred five percent (105%) of the lower of such Estimates, then the Prevailing Market rate shall be the average of the two Estimates. If the Prevailing Market rate is not established by the exchange of Estimates, then, within seven (7) days after the exchange of Estimates, Landlord and Tenant shall each select an appraiser to determine which of the two Estimates most closely reflects the Prevailing Market rate for the Premises during the Renewal Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least five (5) years experience within the previous ten (10) years as a real estate appraiser working in Sunnyvale, California, with working knowledge of current rental rates and practices. For purposes hereof, an “MAI” appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an “ASA” appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).

41.1.2.2 Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Prevailing Market rate for the Premises. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant. If either Landlord or Tenant fails to appoint an appraiser within the seven (7) day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Prevailing Market rate within twenty (20) days after their appointment, then, within ten (10) days after the expiration of such twenty (20) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser (i.e., the arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his or her determination of which of the two Estimates most closely reflects the Prevailing Market rate and such Estimate shall be binding on both Landlord and Tenant as the Prevailing Market rate for the Premises. If the arbitrator believes that expert advice would materially assist him or her, he or she may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert.

41.1.2.3 If the Prevailing Market rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Monthly Installments of Rent upon the terms and conditions in effect during the last month of the initial Term until such time as the Prevailing Market rate has been determined. Upon such determination, the Annual Rent and Monthly Installments of Rent for the Premises shall be retroactively adjusted to the commencement of such Renewal Term for the Premises.

41.1.3 This Renewal Option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be “personal” to Tenant as set forth above and to any Permitted Transferee, and that in no event will any other assignee or sublessee have any rights to exercise this Renewal Option.

41.1.4 If Tenant validly exercises or fails to exercise this Renewal Option, Tenant shall have no further right to extend the Term of this Lease.

41.1.5 For purposes of this Renewal Option, “Prevailing Market” shall mean the arms length fair market annual rental rate per rentable square foot under leases and renewal and expansion amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and buildings comparable to the Building in the Sunnyvale, California area as of the date the Renewal Term is to commence, taking into account the specific provisions of this Lease which will remain constant, and may, if applicable, include parking charges taking into account all material, economic then-relevant factors. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease or amendment, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes.

42. MONUMENT SIGN.

42.1 So long as (a) there is no monetary or material Event of Default by Tenant under the terms of this Lease; (b) Tenant or a Permitted Transferee following an assignment of the Lease is in occupancy of the entire Premises as originally described in this Lease; and (c) Tenant has not assigned this Lease or sublet any part of the Premises except to a Permitted Transferee, Tenant shall have the right to have its name listed on the shared monument sign for the Building (the “Monument Sign”), subject to the terms of this Article 42. The design, size and color of Tenant’s signage with Tenant’s name to be included on the Monument Sign, and the manner in which it is attached to the Monument Sign, shall comply with all applicable Regulations and shall be subject to the reasonable approval of Landlord and approval of any applicable governmental authorities. Landlord reserves the right to withhold consent to any sign that, in the sole but reasonable judgment of Landlord, is not harmonious with the design standards of the Building and Monument Sign. Landlord shall have the right to require that all names on the Monument Sign be of the same size and style. Tenant must obtain Landlord’s written consent to any proposed signage and lettering prior to its fabrication and installation. Tenant’s right to place its name on the Monument Sign, and the location of Tenant’s name on the Monument Sign, shall be subject to the existing rights of existing tenants in the Building, and the location of Tenant’s name on the Monument Sign shall be further subject to Landlord’s reasonable approval. To obtain Landlord’s consent, Tenant shall submit design drawings to Landlord showing the type and sizes of all lettering; the colors, finishes and types of materials used; and (if applicable and Landlord consents in its sole discretion) any provisions for illumination. Although the Monument Sign will be maintained by Landlord, Tenant shall pay its proportionate share of the cost of any maintenance and repair associated with the Monument Sign. In the event that additional names are listed on the Monument Sign, all future costs of maintenance and repair shall be prorated between Tenant and the other parties that are listed on such Monument Sign.

42.2 Tenant’s name on the Monument Sign shall be designed, constructed, installed, insured, maintained, repaired and removed from the Monument Sign all at Tenant’s sole risk, cost and expense. Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s signage on the Monument Sign, which shall be maintained in a manner reasonably satisfactory to Landlord.

42.3 If during the Term (and any extensions thereof) (a) Tenant or a Permitted Transferee is in default under the terms of this Lease after the expiration of applicable cure periods; (b) Tenant leases and occupies less than 15,433 rentable square feet in the Building; or (c) Tenant assigns this Lease, then Tenant’s rights granted herein will terminate and Landlord may remove Tenant’s name from the Monument Sign at Tenant’s sole cost and expense and restore the Monument Sign to the condition it was in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted. The cost of such removal and restoration shall be payable as additional rent within five (5) days of Landlord’s demand. Landlord may, at anytime during the Term (or any extension thereof), upon five (5) days prior written notice to Tenant, relocate the position of Tenant’s name on the Monument Sign. The cost of such relocation of Tenant’s name shall be at the cost and expense of Landlord.

42.4 The rights provided in this Article shall be non-transferable unless otherwise agreed by Landlord in writing in its sole discretion.

43. LETTER OF CREDIT.

43.1 Concurrent with Tenant’s execution and delivery of this Lease to Landlord, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including, but not limited to, any post lease termination damages under section 1951.2 of the California Civil Code, an Irrevocable Standby Letter of Credit (the “Letter of Credit”) in the amount of One Hundred Fifteen Thousand Seven Hundred Forty Seven and  50/100 U.S. Dollars ($115,747.50). The following terms and conditions shall apply to the Letter of Credit;

43.2 The Letter of Credit shall be in favor of Landlord, shall be issued by a bank acceptable to Landlord with a Standard & Poors rating of “A” or better, shall comply with all of the terms and conditions of this Article and shall otherwise be in the form attached hereto as Exhibit G.

43.3 Letter of Credit or any replacement Letter of Credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than two months subsequent to the Termination Date (the “LOC Expiration Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the Letter of Credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the Letter of Credit that it does not intend to renew the Letter of Credit. Tenant understands that the election by the issuing bank not to renew the Letter of Credit shall not, in any event, diminish the obligation of Tenant to deposit the Security Deposit or maintain such an irrevocable Letter of Credit in favor of Landlord through the LOC Expiration Date.

43.4 Landlord, or its then managing agent, upon Tenant’s failure to comply with one or more provisions of this Lease, and the expiration of any applicable cure periods, or as otherwise specifically agreed by Landlord and Tenant pursuant to this Lease or any amendment hereof, without prejudice to any other remedy provided in this Lease or by Regulations, shall have the right from time to time to make one or more draws on the Letter of Credit and use all or part of the proceeds in accordance with Article 43.5 below. In addition, if Tenant fails to furnish a renewal or replacement Letter of Credit complying with all of the provisions of this Article 43 at least sixty (60) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) in accordance with the terms of this Article 43.

43.5 Tenant acknowledges and agrees (and the Letter of Credit shall so state) that the Letter of Credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement. The proceeds of the Letter of Credit shall constitute Landlord’s sole and separate property (and not Tenant’s property or the property of Tenant’s bankruptcy estate) and Landlord may immediately upon any draw (and without notice to Tenant) apply or offset the proceeds of the Letter of Credit: (a) against any rent or other amounts payable by Tenant under this Lease that is not paid when due; (b) against all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including any damages arising under section 1951.2 of the California Civil Code following termination of this Lease; (c) against any costs incurred by Landlord in connection with this Lease (including attorneys’ fees); and (d) against any other amount that Landlord may spend or become obligated to spend by reason of Tenant’s default. Provided Tenant has performed all of its obligations under this Lease, Landlord agrees to pay to Tenant within sixty (60) days after the LOC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied as allowed above; provided, that if prior to the LOC Expiration Date a voluntary petition is filed by Tenant or any guarantor, or an involuntary petition is filed against Tenant or any Guarantor by any of Tenant’s or guarantor’s creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

43.6 If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the amount set forth in this Article 43, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount required pursuant to this Article 43), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Article 43, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an incurable Event of Default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

43.7 Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, including Landlord’s mortgagee and/or to have the Letter of Credit reissued in the name of Landlord’s mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) in whole or in part to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. Tenant shall be responsible for paying the issuer’s transfer and processing fees in connection with any transfer of the Letter of Credit and, if Landlord advances any such fees (without having any obligation to do so), Tenant shall reimburse Landlord for any such transfer or processing fees within ten (10) days after Landlord’s written request therefor.

43.8 If the Letter of Credit expires earlier than the LOC Expiration Date, or the issuing bank notifies Landlord that it shall not renew the Letter of Credit, Landlord shall accept a renewal thereof or substitute letter credit (such renewal or substitute Letter of Credit to be in effect not later than sixty (60) days prior to the expiration thereof), irrevocable and automatically renewable through the LOC Expiration Date upon the same terms as the expiring Letter of Credit or upon such other terms as may be acceptable to Landlord. However, if (a) the Letter of Credit is not timely renewed, or (b) a substitute Letter of Credit, complying with all of the terms and conditions of this paragraph is not timely received, Landlord may present such Letter of Credit to the issuing bank. Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant all attorneys’ fees and costs incurred in connection with the review of any proposed substitute Letter of Credit pursuant to this Section.

43.9 Landlord and Tenant (a) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any Regulation applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code, as such section now exist or as may be hereafter amended or succeeded (“Security Deposit Laws”), (b) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (c) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of Law, now or hereafter in effect, which (i) establish the time frame by which Landlord must refund a security deposit under a lease, and/or (ii) provide that Landlord may claim from the security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified above in this Section and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s breach of this Lease or the acts or omission of Tenant or any other Tenant Entities, including any damages Landlord suffers following termination of this Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

44. LIMITATION OF LANDLORD’S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building. “Landlord’s interest in the Building” shall include proceeds from the sale of the Building (prior to the distribution of same to any partner or shareholder of Landlord or any other third party); provided, however, that with respect to proceeds from the sale of the Building, Landlord’s liability shall extend only to adjudicated claims which arise during Landlord’s period of ownership and during the Term of the Lease but only after Landlord first applies any such sale proceeds to any outstanding mortgages and/or any other encumbrances existing upon or otherwise affecting the Building (including any ground lease payments) and any tax liability respecting the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

This Lease may be executed in two or more counterparts, each of which shall be deemed to be a duplicate original, but all of which together shall constitute one and the same instrument. Landlord and Tenant hereby agree that the facsimile signatures shall be binding upon the parties to this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the Lease Reference Date set forth in the Reference Pages of this Lease.

LANDLORD:			TENANT:

SILICON VALLEY CA-I, LLC, a Delaware limited liability company			TELEGENT SYSTEMS USA, INC., a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent

By:	/s/ James H. Ida		By:	/s/ Weijie Yun

Name:	James H. Ida		Name:	Weijie Yun

Title:	Vice President, District Manager		Title:	CEO

Dated:	8/23	, 2007	Dated:	Aug. 22	, 2007

EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 of the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

SPACE PLAN FIVE

TELEGENT SYSTEMS
470 POTRERO, SUNNY VALE

AP + I DESIGN, INC. 200 [illegible] LANE
MOUNTAIN VIEW, CA 94041, 650.254.1444 Fax 650.254.1411

JOB NO.:	07150
DATED:	06/07/07
SCALE:	N.T.S.

SP.5

A-1

EXHIBIT A-1 – SITE PLAN

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

Exhibit A-1 is intended only to show the general layout of the Building and/or the project of which the Building is a part as of the beginning of the Term of the Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 of the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate, and the location and number of parking spaces should be taken as approximate.

A-2

EXHIBIT B – INITIAL ALTERATIONS

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

1.	Landlord shall perform improvements to the Premises in accordance with the following work list (the “Work List”) using Building standard methods, materials and finishes and as reasonably determined by Landlord. The improvements to be performed in accordance with the Work List are hereinafter referred to as the “Initial Alterations”, and such Initial Alterations are generally depicted on Schedule 1 attached hereto. Landlord and Tenant agree that Landlord’s obligation to pay for the cost of Initial Alterations (inclusive of the cost of preparing any necessary plans, obtaining permits, a construction management fee equal to three percent (3%) of the total construction costs, and other related costs) shall be limited to $306,480.00 (the “Maximum Amount”) and that Tenant shall be responsible for the cost of Initial Alterations, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Initial Alterations with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Initial Alterations and Section 2 below.

WORK LIST

A.	Install standard building vinyl composition tile flooring in rear lab/warehouse

B.	Install dedicated heating, ventilation and cooling system to service rear lab/warehouse

C.	Provide sufficient power in lab/warehouse as depicted on Schedule 2 attached hereto

D.	Provide a total of five (5) tons of dedicated heating, ventilation and cooling system in the server room

E.	Provide sufficient power in the server room as depicted on Schedule 2 attached hereto

F.	Construct one (1) board room as depicted on Schedule 1 attached hereto

G.	Construct one (1) private office as depicted on Schedule 1 attached hereto

H.	Construct nine (9) conference rooms as depicted on Schedule 1 attached hereto

I.	Construct lab/warehouse, server and storage rooms as depicted on Schedule 1 attached hereto

J.	Provide approximately 120 wired cubicles with chairs, as mutually agreed upon between Landlord and Tenant, and subject to paragraph 4 below. Wiring of the Furniture (as defined below) shall include two (2) voice and two (2) data lines and CAT5 wiring

K.	Repair and/or replace all damaged/stained ceiling tiles as reasonably determined by Landlord

L.	Professionally clean Premises

2.	The Initial Alterations shall be deemed to be “substantially complete” on the later of (i) the date that all of the Initial Alterations have been performed, other than any details of construction, mechanical adjustment or any other similar matter, the noncompletion of which does not materially interfere with Tenant’s use of the Premises; and (ii) the date Landlord receives from the appropriate governmental authorities, with respect to the Initial Alterations performed by Landlord or its contractors in the Premises, all approvals necessary for the occupancy of the Premises.

3.

If (a) the cost of the Initial Alterations exceeds the Maximum Amount (the “Excess Costs”), (b) Tenant has used the entire Maximum Amount as provided herein, and (c) Tenant is not in default under the Lease, Tenant shall be entitled to request an additional allowance of up to $122,592.00 (i.e., $4.00 per rentable square foot of the Premises) (the “Additional Allowance”) from Landlord in order to finance the Excess Costs during the initial Term. The Additional Allowance shall be in addition to, not in lieu of the Maximum Amount. Landlord shall apply the Additional Allowance to the cost of the Initial Alterations, subject to and in accordance with the provisions applicable to the application of the Maximum Amount described in this Exhibit B. In no event shall Tenant be entitled to any application of the Additional Allowance after the last day of the second full month of the Term of the Lease. Any Additional Allowance paid to or on behalf of Tenant hereunder shall be repaid to Landlord as additional rent in thirty-six (36) equal monthly installments throughout the initial Term of the Lease at a rate of $0.00102986 per square foot per month for every $1,000.00 of the Additional Allowance utilized commencing on the first day of the fourth full month following the Commencement Date. Any such monthly installments that are outstanding as of the expiration date or the earlier termination of this Lease shall be paid by Tenant to Landlord on the expiration date or the earlier termination of this Lease. If an Event of Default occurs, the entire unpaid balance of the Additional Allowance plus interest at the rate of nine percent (9%) paid to or on behalf of Tenant shall become immediately due and payable and, except to the extent required by applicable law, shall not be subject to mitigation or reduction in connection with a reletting of the Premises by Landlord. Upon request of Landlord, Tenant shall execute an amendment to the Lease or other appropriate agreement, prepared by Landlord, evidencing the amount of the Additional Allowance required by Tenant and the repayment schedule relating to Tenant’s repayment of the Additional Allowance plus interest at the rate of nine percent (9%), as described herein. By way of example only, if at the end of the second (2nd) month of the Term of the Lease, Landlord disburses to Tenant (or its contractors) the sum of Ninety-Five Thousand Two Hundred Fifty-Two Dollars and Thirty-Five Cents ($95,252.35) constituting the Additional Allowance, then beginning on the first (1st) day of the fourth (4th) month of the Term and continuing each succeeding month of the initial Term, Tenant shall pay to Landlord the sum of Three Thousand Six Dollars and Forty-Six Cents ($3,006.46) as additional rent, in accordance with the terms of Article 3 of the Lease. Anything to the contrary notwithstanding, Tenant shall have the right at any time to prepay the Additional Allowance plus any accrued and unpaid interest in full or in part without penalty or premium.

4.	All other work and upgrades, subject to Landlord’s approval, shall be at Tenant’s sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as additional rent. Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting from any such other work and upgrades requested or performed by Tenant.

5.	Tenant shall have the right to use the cubicles and chairs listed in item I of the Work List (the “Furniture”) during the Term, at no additional cost except as hereinafter provided. Tenant agrees that the Furniture is in its “as is” condition and in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the suitability for Tenant’s use, the condition or any other matter relating to the Furniture. Tenant, at its sole cost and expense, shall maintain the Furniture in good condition and repair during the Term and in accordance with the conditions and requirements described in any warranties issued by the manufacturer of the Furniture and delivered to Tenant. In the event of any damage to the Furniture, Tenant shall provide written notice to Landlord of such damage and Tenant shall make any and all repairs that are necessary at Tenant’s sole cost and expense, subject to the waiver of subrogation. If Tenant fails to make any repairs to the Furniture for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs. At all times during the Term, Tenant shall cause the Furniture to be insured pursuant to the provisions of Article 11 of the Lease. Tenant agrees that notwithstanding anything to the contrary contained in the Lease, the Furniture is owned by Landlord and, upon the expiration or earlier termination of this Lease, all Furniture shall be returned to Landlord in the same condition as of the date of this Lease, reasonable wear and tear and damage from casualty excepted.

6.	Landlord’s supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations or that the improvements constructed will be adequate for Tenant’s use.

7.	Tenant shall have ninety (90) days from the later of completion of the Initial Alterations and delivery of the Premises in which to discover and notify Landlord of any latent defects in the Initial Alterations. Landlord shall be responsible for the correction of any latent defects with respect to which it received timely notice from Tenant.

8.	If Landlord’s estimate and/or the actual cost of the Initial Alterations shall exceed the Maximum Amount, Landlord, prior to commencing any Initial Alterations, shall submit to Tenant a written estimate setting forth the anticipated cost of the Initial Alterations, including but not limited to labor and materials, contractor’s fees and permit fees. Within three (3) business days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Initial Alterations. If Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

9.	If Landlord’s estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the “Excess Costs”), subject to the Additional Allowance, Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, with invoices and documentation, within thirty (30) days following demand therefor. The amounts payable by Tenant hereunder constitute rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

10.	Subject to the terms of this Exhibit B and the Lease, Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Work List work, or incur any costs in connection with the construction or demolition of any improvements in the Premises except as set forth herein.

11.	This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE 1 TO EXHlBIT B

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SlLICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

SPACE PLAN FIVE

TELEGENT SYSTEMS
470 POTRERO, SUNNY VALE

AP + I DESIGN, INC. 200 BLOSSOM LANE
MOUNTAIN VIEW, CA 94041, 650.254.1444 Fax 650.254.1411

JOB NO.:	07131
DATE:	06.07.07
SCALE:	N.T.S.

SP.5

SCHEDULE 2 TO EXHIBlT B

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of                 , 20    , by and between SILICON VALLEY CA-I, LLC, a Delaware limited liability company (“Landlord”) and TELEGENT SYSTEMS USA, INC., a Delaware corporation (“Tenant”).

Recitals:

A.	Landlord and Tenant are parties to that certain Lease, dated for reference August 21, 2007 (the “Lease”) for certain premises (the “Premises”) consisting of approximately 30,648 square feet at the building commonly known as 470 Potrero Way.

B.	Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.	Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.	The actual Commencement Date is .

2.	The actual Termination Date is .

3.	The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4.	Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

SILICON VALLEY CA-I, LLC,		TELEGENT SYSTEMS USA, INC.,
a Delaware limited liability company		a Delaware corporation

Name:	DO NOT SIGN	Name:	DO NOT SIGN

Title:		Title:

Dated:		Dated:

C-1

EXHIBIT D – RULES AND REGULATIONS

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at Tenant’s expense by a vendor designated or approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered only if Landlord does so for all Tenants.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. Any directory of the Building, if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to charge for Tenant’s directory listing.

5. Tenant shall be responsible for providing janitorial service for the Premises at its sole cost and expense, and Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide janitorial service to the Premises. The janitorial services shall be performed by Tenant’s employees or a bonded union janitorial contractor, which contractor (if applicable) shall be reasonably approved by Landlord. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of any common systems of the Building. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant’s property by the janitor or any other employee or any other person.

6. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant will comply with any and all recycling procedures designated by Landlord.

8. Landlord will furnish Tenant two (2) keys free of charge to each door in the Premises that has a passage way lock. Landlord may charge Tenant a reasonable amount for any additional keys, and Tenant shall not make or have made additional keys on its own. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

9. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord.

10. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be reasonably objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

11. Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the sole but reasonable judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

12. Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

13. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

14. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent, which consent may be withheld in Landlord’s sole discretion, and which consent may in any event be conditioned upon Tenant’s execution of Landlord’s standard form of license agreement. Tenant shall be responsible for any interference caused by such installation.

15. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster, or drywall (except for pictures, tackboards and similar office uses) or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

16. Tenant shall not install, maintain or operate upon the Premises any vending machine without Landlord’s prior written consent, except that Tenant may install food and drink vending machines solely for the convenience of its employees.

17. No cooking shall be done or permitted by any tenant on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable Regulations.

18. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

19. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed in any parking lot.

20. Tenant shall not use the name of the Building or any photograph or likeness of the Building in connection with or in promoting or advertising Tenant’s business, except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars other than in areas designated by Landlord as smoking areas.

22. Canvassing, soliciting, distribution of handbills or any other written material in the Building is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any good or merchandise in the Building without the written consent of Landlord.

23. Tenant shall not permit any animals other than service animals, e.g. seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the Building.

24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

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EXHIBIT E – EARLY POSSESSION AGREEMENT

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

EARLY POSSESSION AGREEMENT

Reference is made to that Lease dated August 21, 2007, between SILICON VALLEY CA-I, LLC, a Delaware limited liability company (“Landlord”) and TELEGENT SYSTEMS USA, INC., a Delaware corporation (“Tenant”), for the premises located in the City of Sunnyvale, County of San Jose, State of California, commonly known as 470 Potrero Avenue.

It is hereby agreed that, notwithstanding anything to the contrary contained in the Lease, Tenant may occupy the Premises on                     . The first Monthly Installment of Rent is due on                     .

Landlord and Tenant agree that all the terms and conditions of the above referenced Lease are in full force and effect as of the date of Tenant’s possession of the Premises [insert “other than the payment of Rent”, if the possession date and rent payment date are different].

LANDLORD:		TENANT:

SILICON VALLEY CA-I, LLC,		TELEGENT SYSTEMS USA, INC.,
a Delaware limited liability company		a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent	By:

By:

Name:	DO NOT SIGN	Name:	DO NOT SIGN

Title:		Title:

Dated:		Dated:

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E-1

EXHIBIT F – HAZARDOUS MATERIALS QUESTIONNAIRE

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

This questionnaire is designed to solicit information regarding Tenant’s proposed use, generation, treatment, storage, transfer or disposal of hazardous or toxic materials, substances or wastes. If this questionnaire is attached to or provided in connection with a lease, the reference herein to any such items shall include all items defined as “Hazardous Materials,” “Hazardous Substances,” “Hazardous Wastes,” “Toxic Materials,” “Toxic Substances,” “Toxic Wastes,” or such similar definitions contained in such lease. Please complete the questionnaire and return it to Landlord for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Submission to Landlord of this Hazardous Materials Questionnaire or Landlord’s request for additional information shall not deemed consent by Landlord to Tenant’s use of the materials disclosed herein. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

1.	PROPOSED TENANT

Name (Corporation, Individual, Corporate or Individual DBA, or Public Agency):

Standard Industrial Classification Code (SIC):

Street Address:

City, State, Zip Code:

Contact Person & Title:

Telephone Number:	( )

Facsimile Number:	( )

2.	LOCATION AND ADDRESS OF PROPOSED LEASE

Street Address:

City, State, Zip Code:

Bordering Streets:

Streets to which Premises has Access:

3.	DESCRIPTION OF PREMISES

Floor Area:

Number of Parking Spaces:

Date of Original Construction:

Past Uses of Premises:

Dates and Descriptions of Significant Additions, Alterations or Improvements:

Proposed Additions, Alterations or Improvements, if any:

4.	DESCRIPTION OF PROPOSED PREMISES USE

Describe proposed use and operation of Premises including (i) services to be performed, (ii) nature and types of manufacturing or assembly processes, if any, and (iii) the materials or products to be stored at the Premises.

Will the operation of your business at the Premises involve the use, generation, treatment, storage, transfer or disposal of hazardous wastes or materials? Do they now? Yes      No      If the answer is “yes,” or if your SIC code number is between 2000 to 4000, please complete Section 5.

5.	PERMIT DISCLOSURE

Does or will the operation of any facet of your business at the Premises require any permits, licenses or plan approvals from any of the following agencies?

U.S. Environmental Protection Agency	Yes	No

City or County Sanitation District	Yes	No

State Department of Health Services	Yes	No

U.S. Nuclear Regulatory Commission	Yes	No

Air Quality Management District	Yes	No

Bureau of Alcohol, Firearms and Tobacco	Yes	No

City or County Fire Department	Yes	No

Regional Water Quality Control Board	Yes	No

Other Governmental Agencies (if yes,	Yes	No

identify: )

If the answer to any of the above is “yes,” please indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

If your answer to any of the above is “yes,” please complete Sections 6 and 7.

6.	HAZARDOUS MATERIALS DISCLOSURE

Will any hazardous or toxic materials or substances be stored on the Premises? Yes      No      If the answer is “yes,” please describe the materials or substances to be stored, the quantities thereof and the proposed method of storage of the same (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas (G):

Material/ Substance	Quantity to be Stored on Premises	Storage Method	Amount to be Stored on a Monthly Basis	Maximum Period of Premises Storage

Attach additional sheets if necessary.

Is any modification of the Premises improvements required or planned to mitigate the release of toxic or hazardous materials substance or wastes into the environment? Yes      No      If the answer is “yes,” please describe the proposed Premises modifications:

7.	HAZARDOUS WASTE DISCLOSURE

Will any hazardous waste, including recyclable waste, be generated by the operation of your business at the Premises? Yes      No      If the answer is “yes,” please list the hazardous waste which is expected to be generated (or potentially will be generated) at the Premises, its hazard class and volume/frequency of generation on a monthly basis.

Waste Name	Hazard Class	Volume/Month	Maximum Period of Premises Storage

Attach additional sheets if necessary.

If the answer is “yes,” please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

Waste Name	Storage Method

Attach additional sheets if necessary

If the answer is “yes,” please also describe the method(s) of disposal for each waste. Indicate where disposal will take place including the methods, equipment and companies to be used to transport the waste:

Is any treatment or processing of hazardous wastes to be conducted at the Premises? Yes      No      If the answer is “yes,” please describe proposed treatment/processing methods:

Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies):

Have there been any agency enforcement actions regarding Tenant (or any affiliate thereof), or any existing Tenant’s (or any affiliate’s) facilities, or any past, pending or outstanding administrative orders or consent decrees with respect to Tenant or any affiliate thereof? Yes      No      If the answer is “yes,” have there been any continuing compliance obligations imposed on Tenant or its affiliates as a result of the decrees or orders? Yes      No      If the answer is “yes,” please describe:

Has Tenant or any of its affiliates been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes      No      If the answer is “yes,” please describe:

Are there any pending citizen lawsuits, or have any notices of violations been provided to Tenant or its affiliates or with respect to any existing facilities pursuant to the citizens suit provisions of any statute? Yes      No      If the answer is “yes,” please describe:

Have there been any previous lawsuits against the company regarding environmental concerns? Yes      No      If the answer is “yes,” please describe how these lawsuits were resolved:

Has an environmental audit ever been conducted at any of your company’s existing facilities? Yes      No      If the answer is “yes,” please describe:

Does your company carry environmental impairment insurance? Yes      No      If the answer is “yes,” what is the name of the carrier and what are the effective periods and monetary limits of such coverage?

8.	EQUIPMENT LOCATED OR TO BE LOCATED AT THE PREMISES

Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? Yes      No      If the answer is “yes,” please specify the size, number and location (or proposed location):

Is (or will there be) any tank for storage of a petroleum product located at the Premises? Yes      No      If the answer is “yes,” please specify capacity and contents of tank; permits, licenses and/or approvals received or to be received therefor and any spill prevention control or conformance plan to be taken in connection therewith:

9.	ONGOING ACTIVITIES (APPLICABLE TO TENANTS IN POSSESSION)

Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the Premises? Yes      No      If the answer is “yes,” please describe including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

DATED:

Signature

Print Name

Title

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EXHIBIT G - FORM OF LETTER OF CREDIT

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

BENEFICIARY:

SILICON VALLEY CA-I, LLC,

a Delaware limited liability company

c/o RREEF Management Company

3303 Octavius Drive

Santa Clara, California 95054

AS “LANDLORD”

APPLICANT:

TELEGENT SYSTEMS USA, INC.,

a Delaware corporation

470 Potrero Avenue

Sunnyvale, California

AS “TENANT”

AMOUNT:	US$115,747.50 (ONE HUNDRED FIFTEEN THOUSAND SEVEN HUNDRED FORTY SEVEN AND 50/100 U.S. DOLLARS)

EXPIRATION DATE:	DECEMBER 31, 2008

LOCATION:	SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF          IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

3.	A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED SIGNATORY OR AGENT OF THE BENEFICIARY, STATING THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

“THIS DRAW IN THE AMOUNT OF US$ [INSERT AMOUNT IN NUMERALS] ([INSERT AMOUNT IN WORDS] AND         /100 U.S. DOLLARS) UNDER SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF          REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN [INSERT NAME OF LANDLORD], AS LANDLORD, AND [INSERT NAME OF TENANT], AS TENANT, AND/OR ANY AMENDMENT TO THE LEASE OR ANY OTHER AGREEMENT BETWEEN SUCH PARTIES RELATED TO THE LEASE.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS OUR INDIVIDUAL OBLIGATION WHICH IS IN NO WAY CONTINGENT UPON REIMBURSEMENT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/A RECOGNIZED OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS WITH A COPY SENT IN THE SAME MANNER TO: RREEF Property Management, 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611-1901, Attention: Ms. Mary Finley, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND FEBRUARY 28, 2012, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

UPON RECEIPT OF SUCH NOTICE YOU MAY DRAW YOUR SIGHT DRAFTS ON US, IN THE FORM ATTACHED HERETO AS EXHIBIT “A”, FOR THE THEN AVAILABLE AMOUNT UNDER THIS STANDBY LETTER OF CREDIT ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR AUTHORIZED SIGNATORIES OR AGENTS, CERTIFYING THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

“WE ARE IN RECEIPT OF YOUR NOTICE THAT YOU HAVE ELECTED NOT TO RENEW SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF         , AND VONTU, INC. HAS FAILED TO PROVIDE US WITH AN ACCEPTABLE SUBSTITUTE IRREVOCABLE STANDBY LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN LEASE DATED [INSERT DATE] BY AND BETWEEN [INSERT NAME OF LANDLORD] AS LANDLORD, AND [INSERT NAME OF TENANT], (THE “LEASE”), AS AMENDED OR MODIFIED FROM TIME TO TIME AND/OR ANY OTHER AGREEMENT BETWEEN SUCH PARTIES RELATED TO THE LEASE.”

THIS LETTER OF CREDIT IS TRANSFERABLE BY THE BENEFICIARY ONE OR MORE TIMES THROUGH US, THE ISSUING BANK, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT TO BE DRAWN UNDER THIS LETTER OF CREDIT AT THE TIME OF SAID TRANSFER ASSUMING SUCH TRANSFER WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION AS PER ATTACHED EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR TRANSFER FEE OF  1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS. HOWEVER, ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT’S ABILITY TO PAY OUR TRANSFER FEE.

ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES – STANDBY LETTER CREDIT DEPARTMENT (THE “BANK’S OFFICE”).

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

WE HEREBY AGREE THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600 (THE “UCP”).

SILICON VALLEY BANK,

(FOR BANK USE ONLY)	(FOR BANK USE ONLY)
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE:		REF. NO.
AT SIGHT OF THIS BILL OF EXCHANGE PAY TO THE ORDER OF US$ U.S. DOLLARS “DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20 ”

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE	INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

2.	REF. NO.	INSERT YOUR REFERENCE NUMBER IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.	US$	INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED	INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

	NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: EFRAIN TUVILLA AT (408) 654-6349 OR ALICE DALUZ AT (408) 654-7120.

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054
	ATTN:	TELEGENT SYSTEMS USA, INC.
STANDBY LETTER OF CREDIT

RE: SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

FOR VALUED RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

EXHIBIT H - FORM OF GUARANTY

attached to and made a part of the Lease bearing the

Lease Reference Date of August 21, 2007 between

SILICON VALLEY CA-I, LLC, a Delaware limited liability company, as Landlord and

TELEGENT SYSTEMS USA, INC., a Delaware corporation, as Tenant

470 Potrero Avenue, Sunnyvale, California

GUARANTY OF LEASE

FOR VALUE RECEIVED and in consideration for and as an inducement to                                         , a(n)                              (“Landlord”) to lease certain real property to                                         , a(n)                                 , as tenant (“Tenant”), pursuant to a lease dated            , 200     (the “Lease”) by and between Landlord and Tenant, the undersigned,                                         , a(n)                                  (“Guarantor”) does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Monthly Installment of Rent, Tenant’s Proportionate Share of Expenses and Taxes (as such terms are defined in the Lease) (collectively, “Rent”) and any other costs and charges specified in the Lease and payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease after notice and the expiration of the applicable cure period, the undersigned does hereby covenant and agree to pay to Landlord upon demand in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys’ fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby agree that subject to the provisions of the United States Bankruptcy Code, the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

The undersigned hereby waives and agrees not to assert: (a) any right to require Landlord to proceed against Tenant, or any other guarantor or person or to pursue any other security or remedy before proceeding against the undersigned; (b) any defense based on the validity or enforceability of the Lease; (c) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; and (d) any right or defense

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arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy (subject, however, to the provisions of the United States Bankruptcy Code), by an election of remedies, or otherwise) of the liability of Tenant of the subrogation rights of the undersigned or of the right of the undersigned to proceed against Tenant for reimbursement. The undersigned waives any right, statutory, or otherwise, for itself to require or for Tenant to require Landlord to apply rents received toward the obligations of the undersigned under this Guaranty, or to otherwise prioritize the receipt of rents as against the obligations of the undersigned under this Guaranty. The undersigned hereby waives and agrees not to assert (x) any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of any adverse change in the financial status of Tenant, notices of any other facts which increase the risk to the undersigned, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind; (y) the defense of any statute of limitations in any action under or related to this Guaranty or the Lease to the extent the time period of such statute of limitations would be shorter than that available to Tenant under the Lease; and (z) any right or defense based on a lack of diligence or failure or delay by Landlord in enforcing its rights under this Guaranty or the Lease. The undersigned hereby waives and agrees not to assert or take advantage of any right to (i) exoneration if Landlord’s actions shall impair any security or collateral of the undersigned; (ii) any security or collateral held by Landlord; (iii) require Landlord to proceed against or exhaust any security or collateral before proceeding against the undersigned; and (iv) require Landlord to pursue any right or remedy for the benefit of the undersigned. Without limiting the generality of any of the covenants and agreements of the undersigned set forth in this Guaranty, the undersigned hereby waives any and all benefits of the provisions of Sections 2809, 2810, 2819, 2822, 2845, 2848, 2849 and 2850 of the California Civil Code and any similar or analogous statutes of California or any jurisdiction.

Until all the Tenant’s obligations under the Lease are fully performed, the undersigned (a) shall have no right of subrogation or reimbursement against the Tenant by reason of any payments or acts of performance by the undersigned under this Guaranty, (b) subordinates any liability or indebtedness of the Tenant now or hereafter held by the undersigned to the obligations of the Tenant under, arising out of or related to the Lease or Tenant’s use of the Premises; and (c) acknowledges that the foregoing may affect or eliminate any rights of subrogation or reimbursement of the undersigned as against Tenant without any liability or recourse against Landlord.

Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord and the undersigned. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. As used herein, the term “Tenant” means the Tenant specifically named in the Lease and also any assignee or subtenant of said Lease and any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise including, without limitation, any trustee in bankruptcy and any bankruptcy estate of Tenant, Tenant’s assignee or sublessee. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word “undersigned” wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party.

This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgement in respect thereof may be brought in the courts of California or the United States of America for the Northern District of California and by execution and delivery of this guaranty, Guarantor hereby accepts unconditionally the non-exclusive jurisdiction of the aforementioned courts and their respective appellate courts. Guarantor hereby irrevocably consents to the service of process out of any of these aforementioned courts in any such action or proceeding by the mailing of copies thereof by a reputable international courier to Guarantor at the address provided in Paragraph 1. Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any of the courts referred to above arising out of or in connection any action or proceeding on this Guaranty brought in any of the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum.

If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys’ fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder. The

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undersigned hereby waives any right to trial by jury and further waives and agrees not to assert or take advantage of any defense based on the claim that any arbitration decision binding upon Landlord or Tenant is not binding on the undersigned.

Any notice or other communication to be given to Landlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Lease. Notices to Landlord shall be delivered to Landlord’s address set forth in the Lease. Notices to the undersigned shall be addressed as follows:                                         . In the event Guarantor’s notice address as set forth above changes, Guarantor agrees to provide written notice to Landlord of such change in address.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Lease.

GUARANTOR:
/s/ [Illegible]

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